Trade and Other Receivables (Tables)	12 Months Ended
Dec. 31, 2017
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Schedule of Trade and Other Receivables

	UNITED STATES DOLLAR
	2017	2016
Trade receivables - gold sales and copper concentrate	46.6	58.2
Trade receivables - other	15.6	4.5
Gold and oil derivative contracts[5]	25.0	—
Deposits	0.1	0.3
Payroll receivables	11.6	10.7
Prepayments	51.5	50.1
Value added tax and import duties	45.9	39.6
Diesel rebate	1.4	1.3
Other	4.2	5.5

Total trade and other receivables	201.9	170.2

5	Comprises US$5.1 million (2016: US$nil) relating to Australian oil derivative contracts, US$9.0 million (2016: US$nil) relating to Ghanaian oil derivative contracts and US$10.9 million (2016: US$nil) relating to gold derivative contracts at South Deep. Refer note 37 for further details.